

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 1997


                                                     REGISTRATION NO. 333-

================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                       AMERICAN COIN MERCHANDISING, INC.
                        d/b/a SUGARLOAF CREATIONS, INC.
             (Exact name of registrant as specified in its charter)

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
                DELAWARE                                     5962                                     84-1093721
     (State or other jurisdiction of             (Primary Standard Industrial                      (I.R.S. Employer
     incorporation or organization)               Classification Code Number)                   Identification Number)

                             ---------------------
                              5660 CENTRAL AVENUE
                            BOULDER, COLORADO 80301
                                 (303) 444-2559
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------
                                JEROME M. LAPIN
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       AMERICAN COIN MERCHANDISING, INC.
                              5660 CENTRAL AVENUE
                            BOULDER, COLORADO 80301
                                 (303) 444-2559
                              FAX: (303) 443-2264
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

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
       JAMES C.T. LINFIELD, ESQ.                 CARLA W. SLEDGE, ESQ.                   ALVIN G. SEGEL, ESQ.
          COOLEY GODWARD LLP                  HUTCHINSON BLACK & COOK LLC                 IRELL & MANELLA LLP
   2595 CANYON BOULEVARD, SUITE 250          1215 SPRUCE STREET, SUITE 100        1800 AVENUE OF THE STARS, SUITE 900
           BOULDER, CO 80302                    BOULDER, COLORADO 80302               LOS ANGELES, CA 90067-4276
            (303) 546-4000                          (303) 442-6514                          (310) 277-1010
          FAX: (303) 546-4099                     FAX: (303) 442-6593                     FAX: (310) 203-7199

                             ---------------------
    Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-35947


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE


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==============================================================================================================================
                                                             PROPOSED MAXIMUM             PROPOSED
        TITLE OF EACH CLASS OF            AMOUNT TO BE        OFFERING PRICE         MAXIMUM AGGREGATE          AMOUNT OF
      SECURITIES TO BE REGISTERED        REGISTERED(1)         PER SHARE(2)          OFFERING PRICE(2)      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
Common stock, par value $.01 par
  value................................      77,050               $15.00                 $1,155,750               $351
==============================================================================================================================
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(1) Includes 10,050 shares of Common Stock issuable upon exercise of the
    Underwriters' over-allotment option.


(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE



     This Registration Statement filed under the Securities Act of 1933, as amended, by American Coin Merchandising, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") hereby incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-35947) relating to the offering of up to 2,300,000 shares of Common Stock of the Company filed on September 19, 1997, as amended by Amendment No. 1 filed on October 2, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boulder, State of Colorado, on the 29th day of October 1997.


                                            AMERICAN COIN MERCHANDISING, INC.


                                            By       /s/  JEROME M. LAPIN
                                             -----------------------------------

                                                       Jerome M. Lapin
                                              Chairman of the Board, President
                                                 and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


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
                      SIGNATURE                                        TITLE                         DATE
                      ---------                                        -----                         ----

                /s/  JEROME M. LAPIN                     Chairman of the Board, President,     October 29, 1997
-----------------------------------------------------   Chief Executive Officer (Principal
                   Jerome M. Lapin                              Executive Officer)

                 /s/  W. JOHN CASH*                       Vice President, Chief Financial      October 29, 1997
-----------------------------------------------------    Officer and Treasurer (Principal
                    W. John Cash                         Financial and Accounting Officer)

              /s/  RANDALL J. FAGUNDO*                     Vice President of Operations,       October 29, 1997
-----------------------------------------------------         Secretary and Director
                 Randall J. Fagundo

               /s/  ABBE M. STUTSMAN*                  Vice President of Product Development   October 29, 1997
-----------------------------------------------------       and Purchasing and Director
                  Abbe M. Stutsman

              /s/  J. GREGORY THEISEN*                               Director                  October 29, 1997
-----------------------------------------------------
                 J. Gregory Theisen

               /s/  RICHARD D. JONES*                                Director                  October 29, 1997
-----------------------------------------------------
                  Richard D. Jones

                /s/  JIM D. BALDWIN*                                 Director                  October 29, 1997
-----------------------------------------------------
                   Jim D. Baldwin

               /s/  JOHN A. SULLIVAN*                                Director                  October 29, 1997
-----------------------------------------------------
                  John A. Sullivan

              *By: /s/  JEROME M. LAPIN
  ------------------------------------------------
                   Jerome M. Lapin
                  Attorney-In-Fact
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


                                 EXHIBIT INDEX



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                                                                            SEQUENTIALLY
                                                                              NUMBERED
EXHIBIT NO.                           DESCRIPTION                               PAGE
-----------                           -----------                           ------------
 5.1          Opinion of Cooley Godward LLP
23.1          Consent of KPMG Peat Marwick LLP
23.2          Consent of Cooley Godward LLP. Reference is made to Exhibit
              5.1
24.1*         Power of Attorney
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* Incorporated by reference to the Company's Registration Statement on Form S-1,
  File No. 333-35947.